Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent events
Subsequent Events

26. Subsequent events

(1) Investment in a venture capital fund

In September 2011, the Group entered a definitive agreement to invest up to RMB643.5 million in a venture capital fund over a nine-year period as a limited partner. The venture capital fund will be managed by one or several general partners unrelated to the Group and will be focusing on companies with high-growth potentials in certain technology, media and telecommunications sectors. The Group holds majorities stake in the venture capital fund and can exercise significant influence over the venture capital funds but does not obtain unilateral control over it, therefore the Group accounts its investment under the equity method of accounting. In January 2012, the Group has contributed RMB200.0 million to the venture capital fund.

(2) Dividend distribution

On March 14, 2012, the Company’s board of directors declared cash dividends in the aggregate amount of approximately US$95 million to the Company’s shareholders of record as of the close of business on April 6, 2012, at US$0.40 per Class A or Class B ordinary share, or US$2.00 per ADS, each representing five Class B ordinary shares of the Company. The dividends were distributed in cash on April 13, 2012.

(3) Short-term bank loan

In March 2012, the Group entered into a loan agreement with a bank whereby on March 30, 2012 the Group effectively pledged certain time deposits with a total amount of RMB658,715,750 to secure a bank loan, totaling US$95.0 million and bearing interest at 2.19% per annum. The bank loan will be repaid on or before March 15, 2013.